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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of Earliest Event Reported): December 11, 1997

                           CASA OLE RESTAURANTS, INC.

             (Exact name of registrant as specified in its charter)




            TEXAS                                 0-28234                                76-0493269

(State or other jurisdiction                   (Commission                           (I.R.S. Employer
    of incorporation)                           File Number)                      Identification Number)



                                 1135 Edgebrook
                              Houston, Texas 77034
                    (Address of principal executive offices)



                                 (713) 943-7475
                          (Registrant's Telephone No.)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


         (a)     Financial statements of business acquired.  Not applicable.

         (b)     Pro forma financial information.  Not applicable.

         (c)     Exhibits.

                 99 Press release issued by Casa Ole Restaurants, Inc., dated December 16, 1997.

  ITEM 8.        CHANGE IN FISCAL YEAR.

         Casa Ole Restaurants, Inc. (the "Company") will change the Company's fiscal year from a fiscal year ending on the last Friday in December to a fiscal year ending on the Sunday nearest December 31st. To accommodate this fiscal year-end change the Company's 1997 fiscal year-end is also being changed from Friday, December 26, 1997, to Sunday, December 28, 1997. In addition the Company will change its fiscal quarters, beginning in 1998, to four thirteen week quarters. The purpose of these changes is to adopt a quarterly schedule that more closely patterns calendar quarters. This will synchronize the accounting periods of Casa Ole Restaurants, Inc. and Monterey's Acquisition Corporation, which was purchased by the Company July 2, 1997. Furthermore, management feels that a weekly Sunday close allows for greater management focus. Accordingly, the Company's Form 10-K report for the fiscal year ending December 28, 1997, shall constitute the form on which the report covering the transition period shall be filed.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CASA OLE RESTAURANTS, INC.


Date:  December 16, 1997             By: /s/ Andrew J. Dennard
                                        ---------------------------------------
                                         Andrew J. Dennard
                                         Vice President and Controller




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                                 EXHIBIT INDEX


  Exhibit
  Number                         Description
  ------                         -----------
    99                Press Release issued by the
                      Registrant, dated December 16, 1997.




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